                                                                   Exhibit 10.19

            AMENDED AND RESTATED INTERNATIONAL DISTRIBUTOR AGREEMENT
            --------------------------------------------------------

December 31, 2001




Mr. Gianfranco Bellezza
MDH s.r.l. Forniture Ospedaliere
Via Mario Donati, 16
20146 Milan
Italy

Dear Gianfranco:

         This letter is the Amended and Restated Agreement ("Agreement") between MDH s.r.l. Forniture Ospedaliere ("you") and RITA Medical Systems, Inc. ("RITA") under which you are appointed as a distributor in the territory described on Exhibit A to this Agreement (the "Territory") of the RITA-branded products listed on Exhibit B to this Agreement (the "Products"). This Agreement amends and restates in its entirety the International Distributor Agreement between you and RITA dated December 12, 2000 (the "Prior Agreement"). The parties hereto agree that the Prior Agreement is hereby terminated. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior discussions, agreements and understandings. The terms and conditions under which you will act as RITA's distributor are as follows:

1.        PRODUCTS AND TERRITORY
          ----------------------

          You shall act as RITA's distributor in the Territory (described in Exhibit A) to promote, sell and distribute the Products (described in Exhibit B) in the approved "Field of Use" and to provide service with respect to the Products to the Medical Community. The approved Fields of Use are liver, bone and prostate cancer. RITA's action or failure to act with respect to this Field of Use restriction shall not in any way serve to waive or limit its current or future rights with regard to this provision. As used in this Agreement, "Medical Community" means medical doctors, institutions such as hospitals and clinics, and similar institutions that are active in the personal care of patients. You are not authorized to sell any Products to any of your competitors or to any of RITA's competitors without RITA's prior written consent. You shall not actively solicit orders from customers domiciled outside the Territory, or sell or deliver any Product to any customer that is not in the Territory. Notwithstanding the foregoing, from time to time, you may be asked to sell or deliver Products (or you may have sold or delivered Products) to customers in nations outside the Territory but within the European Economic Area (EEA). You may only sell or

*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          deliver Products to such customers with RITA's prior written consent for each order or shipment, which will specify the terms on which such a sale or delivery are acceptable to RITA. In no event does any such sale or delivery or RITA's consent to such a sale or delivery confer on you any rights to sell or deliver Products or provide services to such a customer in the future, nor does any such sale or delivery entitle you to request any future compensation regarding that customer. Further, in case RITA does not consent to the sale or delivery of Products to a customer outside the Territory, as described above, you shall not have any rights to any indemnification or compensation for your activities related to that customer. Furthermore, you shall not appoint any distributor or any agent or maintain any sales, service or stock facility outside the Territory with respect to the Products. A breach of the obligations of this
          Section 1 shall be considered a failure to fulfill a material obligation under this Agreement. RITA reserves the right to promote to and directly support certain high-profile accounts in the Territory not currently among your customer base for RITA products, when specifically requested to do so by the account. RITA will make every reasonable effort to ensure that any resulting orders will be placed by the customer with MDH.

2.        SALES PROMOTION AND REPORTING RESPONSIBILITIES
          ----------------------------------------------

          You shall be obligated to actively promote RITA's products according to Section 1 above, at your sole expense. This includes, but is not limited to, the activities described below in this Section. You shall attend and exhibit at all major trade shows in your Territory related to the Products. You shall provide training and clinical education to all of the customers in your Territory. You shall provide appropriate promotional materials in the language of your Territory, and RITA shall have the right to review and approve promotional materials in advance. You shall be obligated to provide a sales report to RITA on a monthly basis, by the 15th of the month following the reporting period, which details your sales to customers, including the customer name, quantity and selling price as well as the current inventory status of all Products which are in your possession at the end of the month on copies of the form attached as Exhibit F to this Agreement (or such form as RITA may provide from time to time). You shall provide to RITA, on request, copies of any tenders for the Products in your Territory. You shall identify and assist RITA in the development of a minimum of three (3) faculty/preceptor physicians, co-sponsor with RITA a minimum of three (3) workshops and exhibit the RITA System on your own stand at a minimum of two (2) relevant national conferences for each Field of Use. You shall prepare an itinerary and support joint sales calls by the Director of European Sales together with your sales agents and Area Managers to key accounts and other customers as requested by RITA, at a minimum once per quarter. Prior to the commencement of each succeeding one year period under this contract ("Succeeding Year"), you shall provide to RITA a business plan that describes your results for the prior year and your plans for the coming year.

*** Material has been omitted pursuant to a request for confidential treatment,
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

          RITA shall be obligated to provide you with such technical support as may be deemed necessary by RITA to provide you with a full understanding of the Products. RITA shall also provide you with a reasonable number of its then existing catalogs, brochures and other promotional materials in the English language to facilitate your promotion of the Products.

          Failure to provide monthly sales/inventory reports, annual business plan and copies of any tenders for the Products in your Territory shall be considered failures to fulfill material obligations of this Agreement.

3.        ORDERS AND MINIMUM PURCHASE QUANTITIES
          --------------------------------------

          All purchase orders shall be governed by the terms of this Agreement and RITA's standard acknowledgement form, provided that if any conflicts shall occur, this Agreement shall prevail.

          For the purpose of securing orderly shipments, you shall submit to RITA a rolling four (4) calendar quarter forecast of orders for the Products at the beginning of each calendar quarter. The first rolling forecast is due within thirty (30) days of the signing of this Agreement. The first two (2) quarters of the rolling forecast shall be binding. Obligations to purchase or supply product shall be binding only while this Agreement remains in effect.

          In the first year of this Agreement, you shall purchase the minimum quantity of Products in each of the four (4) quarters set forth on Exhibit C. In Succeeding Years, the minimum quantity of Products to be purchased shall be as agreed between the parties in writing at least thirty (30) days prior to the start of each Succeeding Year.

          If additional products are added by RITA to the Products listed in Exhibit B, then the minimum quantity of Products to be purchased shall be as agreed between the parties in writing at least sixty (60) days in advance of the Product addition.

          Failure to purchase the minimum quantity of products in each calendar quarter and/or failure to provide a rolling four (4) calendar quarter forecast of orders for the Products at the beginning of each calendar quarter shall be considered failures to fulfill material obligations of this Agreement.

4.        RETURNS
          -------

          Products may only be returned with the prior written approval of RITA. Any such approval shall reference a return material authorization number issued by RITA. Repair and transportation costs for returned Products not under warranty shall be borne by you. Repair and transportation costs for returned Products under warranty shall be borne by RITA, provided, if RITA determines that the returned Products were not defective, such costs shall be borne by you.

*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

5.        PRICES
          ------

          In the first year of this Agreement, you shall pay for Products the prices ("Prices") listed on Exhibit D hereto. Beginning with the second year of this Agreement, Seller may make unilateral adjustments to Product prices with sixty (60) days prior written notice.

          If additional products are added by RITA to the Products listed in Exhibit B, then the Prices shall also be as agreed between the parties in writing at least sixty (60) days in advance of the Product addition.

6.        PAYMENT
          -------

          Full payment of your purchase Price for the Products (including any freight, taxes or other applicable costs initially paid by RITA but to be borne by you) shall be in United States of America dollars. All exchange, interest, banking, collection, and other charges shall be at your expense. Payment terms shall be irrevocable letter of credit, confirmed on a U.S. bank, payable at 90 days sight. Determination of payment terms will depend upon the status of your payment history and outstanding receivables balance. Any invoiced amount not paid when due shall be subject to a service charge at the lower of the rate of one and one-half percent (1.5%) per month or the maximum rate permitted by law. If you fail to make any payment to RITA when due, RITA may, without affecting its rights under this Agreement, cancel or delay any future shipments of the Products to you. Further, such a failure to pay shall be considered a failure to fulfill a material obligation under this Agreement.

7.        COMPLAINTS
          ----------

          If you receive any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness or performance of the Products, you shall promptly report them to RITA on copies of the form attached as Exhibit E to this Agreement (or on such form as RITA may provide from time to time) and you shall provide all necessary assistance in connection with any corrective action with respect to the Products. Any determination of corrective action shall be made by RITA in its sole discretion.

8.        COMPLIANCE WITH TERRITORIAL REGULATIONS
          ---------------------------------------

          You shall comply with and advise RITA of all applicable laws, rules and regulations of the Territory governing the use, sale, distribution, shipment and import of the Products. With respect to those Products that have not yet received approval for commercial sale, you shall also comply with the laws, rules and regulations of the Territory concerning use, sale,

*** Material has been omitted pursuant to a request for confidential treatment,
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

          distribution, shipment and import of unapproved products, and with any applicable RITA clinical trial protocol. In connection with these obligations regarding products that are approved or have not yet received approval, you shall obtain and keep in effect all required licenses, permits and authorizations (collectively, "Registration(s)"), provided however, that the CE approval shall be obtained and kept in effect by RITA.

          Except for CE approval, you shall pay all applicable Registration fees, duties, taxes and other expenses relating to the sale and use of the Products within the Territory. RITA shall provide you with all necessary assistance in connection with your obtaining Registrations which RITA concurs in writing are necessary for the conduct of your business. You will advise RITA, upon RITA's request, of the status of all Registrations, and you will notify and provide RITA documentation whenever any change of Registration status occurs and whenever any Registration is called into question. All such Registrations shall be in the name of RITA or, if Registration in RITA's name is prohibited by applicable law, in the name of a party designated in writing by RITA or in trust for RITA. RITA shall have the sole authority to cancel or transfer (or direct the cancellation or transfer of) all such Registrations. If this Agreement is terminated for any reason, you shall transfer all Registrations held by you in connection with your distribution of the Products to RITA or its designee.

          To the extent that the law requires RITA, rather than you, to file any Registration, RITA shall register the Products as required by law. You shall provide all necessary assistance in connection with the filing of such Registrations.

          All activities with respect to tenders shall be conducted so as to allow, upon termination of this Agreement for any reason, and upon RITA's written request, transfer of such tenders to RITA or to such party as RITA designates in writing.

          RITA may provide you with information concerning the manufacture of the Products to increase your ability to obtain Registrations. You agree that such information will be disclosed only to those of your employees who are authorized by RITA in writing to receive such information.

9.        COMPLIANCE WITH U.S. REGULATIONS
          --------------------------------

          RITA shall be responsible for compliance with all applicable United States laws and regulations governing the manufacture and sale of the Products. You shall comply, and use your best efforts to assist RITA in complying, with all applicable United States laws and regulations including the maintenance of all required books, records and reports. In particular, you shall track the serial numbers and lot numbers of Products delivered to your customers. This obligation shall survive the termination of this Agreement for a period no less than the life of any distributed Products.

*** Material has been omitted pursuant to a request for confidential treatment,
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
          Audits of such records and the distribution storage area may be audited at any time by RITA personnel to assure compliance.

10.       RECALLS
          -------

          You shall cooperate with RITA in effecting any recall of the Products which, in RITA's opinion, is necessary. Recalls may only be authorized in writing by RITA. This obligation shall survive the termination of this Agreement for a period no less than the life of any distributed Products.

11.       PROPRIETARY PROPERTY OF RITA
          ----------------------------

          You expressly acknowledge that you do not have and shall not acquire under this Agreement any rights in or to any of RITA's patents, trademarks or trade names or to any patents, trademarks or trade names of any subsidiary or other affiliate of RITA. You further acknowledge that you shall use not at any time use, register, or obtain in your own or any other name, RITA's corporate name, or any of its other trademarks or trade names without RITA's prior consent in writing. You further acknowledge that you do not have and shall not acquire under this Agreement rights to any of RITA's know-how regarding the design or manufacture of the Products.

          You, your principals and consultants agree at all times during the term of this Agreement and thereafter, to hold in strictest confidence, and not use, except for the benefit of RITA, or disclose to any person, firm, corporation or any other entity without written authorization by RITA, any Confidential Information of RITA which you obtain or create. You further agree not to make copies of such Confidential Information except as authorized by RITA. You understand that "Confidential Information" means any RITA proprietary information, technical data, trade secrets or know-how, including, but not limited to research, product plans, products, services, suppliers, customer lists and customers (including, but not limited to, customers of RITA on whom you called or with whom you became acquainted during the term of the Agreement), prices and costs, markets, software, developments, inventions, laboratory notebooks, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets or other business information disclosed to you by RITA orally, in writing or by drawings.

          Except with the prior written consent of RITA, during the term of this Agreement and for a period of one (1) year following termination of the Agreement you, your principals and consultants shall not sell or advertise within the Territory, either on your own behalf or on behalf of any other person, company, or corporation, products which compete, directly or indirectly, with the Products.

*** Material has been omitted pursuant to a request for confidential treatment,
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
12.       WARRANTY
          --------

          RITA extends to you, only, in respect of each new and unused Product supplied to you, a warranty on terms identical to that contained in the warranty certificate enclosed and delivered with such Product when sold directly by RITA. RITA's liability is limited in all respects by the terms and conditions of such warranty.

          RITA agrees that such warranty will have a term of twelve (12) months from the date of its sale to you for Products with no expiration date and a term extending until the expiration date for Products which have such an expiration date, providing such Products are unopened and undamaged.

          ALL OTHER GUARANTEES, WARRANTIES, CONDITIONS AND REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, WHETHER ARISING UNDER ANY STATUTE, COMMON LAW, CASE LAW, COMMERCIAL USAGE, CUSTOM OR OTHERWISE, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

13.       LIABILITY ACTIONS
          -----------------

          You shall give RITA immediate written notice if you become aware of any legal action deriving from the use of the Products by customers and include in such notice all facts relating to the legal action of which you are aware. RITA shall indemnify you during the term of this Agreement to the extent that it and you are covered by its commercial general liability policy (including products liability) then in effect for any such claims which are brought against you, except for claims which arise from your negligence, action or failure to act. RITA shall have the right, but not the obligation, to defend any such claim during or after the term of this Agreement and to settle it on such terms as RITA deems appropriate. You shall cooperate fully with RITA in connection with such defense.

14.       DURATION AND TERMINATION
          ------------------------

          This Agreement shall be for a minimum of a one (1) year period commencing on January 1, 2002 (the "First Year"). This Agreement shall automatically renew for successive one (1) year periods unless notice is given by either party in writing ninety (90) days prior to the renewal date. This Agreement may be terminated as noted below:

          (1) by RITA, upon thirty (30) days written notice if you do not purchase the minimum quantity of Products in any given quarter, as per Section 3 above.

          (2) by RITA, immediately upon written notice if you, your principals or consultants sell or advertise within the Territory, either on your own behalf or on behalf of


*** Material has been omitted pursuant to a request for confidential treatment,
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

               any other person, company, or corporation, products which compete, directly or indirectly, with the Products.

          (3) by either party upon thirty (30) days written notice to the other if the parties fail to reach agreement as to minimum purchase quantities (according to Section above) either (a) prior to the commencement of any one (1) year renewal period or (b) following written notification by RITA of an addition to the Products; or as to prices (according to Section 5 above) following written notification by RITA of a price increase or an addition to the Products.

          (4) by either party for any reason or no reason, after the First Year, upon ninety (90) days written notice to the other.

          (5) by either party immediately upon written notice to the other if the other party fails to fulfill its material obligations hereunder and such failure is not cured within thirty (30) days after its receipt of written notice requesting a remedy thereof. A choice by either party not to terminate this Agreement due to the other party's failure to perform a material obligation under this Agreement shall not relieve either party of any of its material obligations hereunder, and any future or continuing failure to perform the material obligations of this Agreement shall be grounds for termination of this Agreement.

          (6) by either party upon written notice if the other party becomes insolvent or any voluntary or involuntary petition in bankruptcy is filed by or against such party or a trustee is appointed with respect to any of the assets of such party or a liquidation proceeding is commenced by or against such party and such proceeding has not been terminated within ninety (90) days, or if such party discontinues its business.

          In the case of termination of this Agreement by either party for any reason, RITA shall have the right, but not the obligation, to purchase from you undamaged, saleable inventory at the original invoice price to you.

          Only the following Sections of this Agreement shall survive its termination: 4, 6, 8, 9, 10, 11, 12, 13, 14 and 16.

          Other than the specific provisions in this Section, neither party shall have any remedy upon termination due to such termination, provided that this shall have no effect on the surviving Sections of this Agreement, which remain in effect and enforceable allowing any remedy specifically associated with them.


*** Material has been omitted pursuant to a request for confidential treatment,
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


15.       FORCE MAJEURE
          -------------

          Neither party shall be responsible to the other party for non-performance or delay in performance under this Agreement due to acts of God, civil commotion, war, riots, strikes, lockouts, severe weather, fires, explosions, governmental actions or other similar causes beyond the control of such party, provided that the party so affected shall promptly give notice thereof to the other party and shall continue to take all action reasonably within its power to comply herewith as fully as possible. In any event, the time for performance hereunder shall only be extended for the duration of the delay.

16.       GENERAL PROVISIONS
          ------------------

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws. Any dispute or claim arising out of or in connection with any provision of this Agreement will be finally settled by binding arbitration in Santa Clara County, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision.

          Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                           RITA Medical Systems, Inc.
                           967 N. Shoreline Boulevard
                           Mountain View, CA 94043 USA
                           Attn: Barry Cheskin
                           Fax: 650-390-8505

                           MDH s.r.l. Forniture Ospedaliere
                           Via Mario Donati, 16
                           20146 Milan, Italy
                           Attn: Gianfranco Bellezza
                           Fax: 39-02-477 16535

*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

          The provisions of this Agreement shall be deemed to be severable, and the invalidity of any provision of this Agreement shall not affect the validity of the remaining provisions of this Agreement.

          No amendment or modification of this Agreement shall be binding on the parties unless made in writing expressly referring to this Agreement and signed by authorized representatives of each party.

          This Agreement is not assignable by either party in whole or in part without the prior written consent of the other party, and any attempted assignment without such approval shall be null and void, except that consent shall not be required in the case of a transaction involving the merger, consolidation or sale of substantially all of the assets of RITA.

By your signature below, you acknowledge and agree to all of the foregoing terms and conditions. Until so executed by you and RITA and returned to RITA, this Agreement shall not be binding on either party, and unless executed by you and returned to RITA within ten (10) days of the date set forth on the first page hereof, this Agreement shall expire without further notice and shall be null and void.



*** Material has been omitted pursuant to a request for confidential treatment,
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

          The parties executed this Agreement on the respective dates set forth below.

                                        RITA MEDICAL SYSTEMS, INC.

                                        By: /s/ Donald Stewart
                                            ------------------

                                        Title: Chief Financial Officer
                                               -----------------------

                                        Address: 967 N. Shoreline Blvd.
                                                 Mountain View, CA 94043

                                        Date: 1/2/02
                                              ------

                                        MDH S.R.L. FORNITURE OSPEDALIERE

                                        By: /s/ Gianfranco Bellezza
                                            -----------------------

                                        Title: Scientific & General Manager
                                               ----------------------------

                                        Address: Via Mario Donati, 16
                                                 20146 Milan, Italy

                                        Date: 1/7/02
                                              ------


*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit A

                                    Territory

                                      Italy





*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit B

                                    Products


                                   GENERATORS

         Model Number                                    Part Number
         ------------                                    -----------
         Model 1500                                      700-101623


                                   ELECTRODES

         Model Number              Part Number          Description
         ------------              -----------          -----------

         StarBurst                 700-101492           7 array, 2-3 cm, 15 cm
         StarBurst                 700-101493           7 array, 2-3 cm, 25 cm
         StarBurst XL              700-101320           9 array, 3-5 cm, 15 cm
         StarBurst XL              700-101317           9 array, 3-5 cm, 25 cm





                                   ACCESSORIES

         Model Number                                    Part Number
         ------------                                    -----------
         Main Cable                                      700-101339
         Foot Switch                                     400-100453
         Dispersive Electrode                            700-101441
         Power Cord (Italy)                              400-100698
         Software                                        700-101689
         Passive Temperature Probe, Urology, 2 key       700-100986




          At its sole discretion: (1) RITA may discontinue any product on this list and (2) RITA may add additional products to this list, or (3) may substitute equivalent products.



*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit C



                             Minimum Purchase Target

         Product                                First Contract Year
         -------                                --------------------------------
                                                Calendar Quarter

                                                2002 Liver
                                                --------------------------------
                                                Q1       Q2       Q3       Q4

         Model 1500 Generator*                  [***]    [***]    [***]    [***]

         StarBurst**                            [***]    [***]    [***]    [***]

         StarBurst XL**                         [***]    [***]    [***]    [***]


                                                2002 Bone & Urology
                                                --------------------------------
                                                Q1       Q2       Q3       Q4

         Model 1500 Generator*                  [***]    [***]    [***]    [***]

         StarBurst**                            [***]    [***]    [***]    [***]

         Passive Probes, Urology                [***]    [***]    [***]    [***]


 * Each Generator is supplied with one (1) Power Cord, one (1) Main Cable and one (1) Foot Switch, as well as, upon request, one (1) RITA-Base Data Collection Software.

**   Each Model 70, StarBurst and Starburst XL Electrode is supplied with two
     (2) Dispersive Electrodes.

NOTE: In the case of any additions to the Products listed in Exhibit B, the purchase of any new model generators or any new model electrodes shall be credited against the minimum purchase targets detailed above.



*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit D

                                Pricing Schedule

                                               Distributor Price
         Product                            First Year of Agreement
         -------                            -----------------------

         Model 1500 Generator*                    $     [***]
         StarBurst Electrodes **                  $     [***]
         StarBurst XL Electrodes**                $     [***]
         Passive Probe, Urology                   $     [***]
         Main Cable                               $     [***]
         Foot Switch                              $     [***]
         Dispersive Electrode                     $     [***]
         Power Cord (Italy)                       $     [***]
         RITA-Base Data Collection Software       $     [***]


         No discounts for sub-agents

 * Each Generator is supplied with one (1) Power Cord, one (1) Main Cable and one (1) Foot Switch, as well as, upon request, one (1) RITA-Base Data Collection Software.

** Each StarBurst and Starburst XL Electrode is supplied with two (2) Dispersive Electrodes.

NOTE: All part numbers are per Exhibit B and terms are Ex-works RITA's manufacturing location.





*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit E

                                 Complaint Form









*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                       DISTRIBUTOR COMPLAINT REPORT FORM

--------------------------------------------------------------------------------
To Be Completed By Distributor:


1.     Date Received:                       Received By:
                     ---------------------              ------------------------


2.     Product Description:
                           -----------------------------------------------------

       Lot Number:                         Model Number:
                  -----------------------               ------------------------


3.     Complainant*:
                    ------------------------------------------------------------
       *Complainant is the person to whom the response letter will be written.


       Address:
               -----------------------------------------------------------------

       City, State, Zip Code:
                             ---------------------------------------------------

       Telephone:                             Fax:
                 --------------------------       ------------------------------


4.     Site Of Event:
                     -----------------------------------------------------------

       Site Address:
                    ------------------------------------------------------------

       City, State, Zip Code:
                               -------------------------------------------------


5.     Device Returned:  [  ]  Yes        [  ]  No
                         Date Shipped                  RMA Number
                                     ----------------            ---------------


6.     Treatment Date:                     Indication:
                      --------------------            --------------------------

       Treatment Site:
                      ----------------------------------------------------------

       Patient Status:   [  ]  Procedure Completed Without Incident

                         [  ]  Other
                                    --------------------------------------------

       -------------------------------------------------------------------------


7.     Description of Event:
                            ----------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       ------------------------------------------------------[  ]  See Attached

--------------------------------------------------------------------------------
*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                    Exhibit F

                            Monthly Sales Report Form









*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

Monthly Sales Report Form

Distributor:
            ---------------------------------------
Territory:
            ---------------------------------------
Month:
            ---------------------------------------


Current Month Information:

=====================  =======================================  ================
Unit Sales (Part No.)   Product                                   Quantity
=====================  =======================================  ================
700-101505              RF Generator Model 1500
---------------------  ---------------------------------------  ----------------
700-101492              StarBurst, 7 Array, 2-3 cm, 15 cm
---------------------  ---------------------------------------  ----------------
700-101493              StarBurst, 7 Array, 2-3 cm, 25 cm
---------------------  ---------------------------------------  ----------------
700-101320              StarBurst XL, 9 Array, 3-5 cm, 15 cm
---------------------  ---------------------------------------  ----------------
700-101417              StarBurst XL, 9 Array, 3-5 cm, 25 cm
---------------------  ---------------------------------------  ----------------
700-100986              Passive Probe, Urology
--------------------------------------------------------------  ----------------

=====================  =======================================  ================
Remaining Inventory     Product                                   Quantity
(Part No.)
=====================  =======================================  ================
700-101505              RF Generator Model 1500
---------------------  ---------------------------------------  ----------------
700-101492              StarBurst, 7 Array, 2-3 cm, 15 cm
---------------------  ---------------------------------------  ----------------
700-101493              StarBurst, 7 Array, 2-3 cm, 25 cm
---------------------  ---------------------------------------  ----------------
700-101320              StarBurst XL, 9 Array, 3-5 cm, 15 cm
---------------------  ---------------------------------------  ----------------
700-101417              StarBurst XL, 9 Array, 3-5 cm, 25 cm
---------------------  ---------------------------------------  ----------------
700-100986              Passive Probe, Urology
--------------------------------------------------------------  ----------------

Core Account Update: (Only List Accounts That: a) own generators or b) have a long-term arrangement that is equivalent to owning. Do not include hospitals/accounts that have generators for evaluation.) Please add more lines as necessary so that all "Core" accounts are listed.

===========================================  ===================================
Existing Customer                              # Electrodes Sold:
===========================================  ===================================

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

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-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------

*** Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.